DSI Portfolios                                                  April 30, 1999
Semi-Annual Report












                                                                          UAM\R\

UAM FUNDS                                                         DSI PORTFOLIOS
                                                            APRIL 30, 1999
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholders' Letter........................................................   1
Portfolio of Investments
 Small Cap Value............................................................   8
 Disciplined Value..........................................................  11
 Balanced...................................................................  14
 Limited Maturity Bond......................................................  21
 Money Market...............................................................  25
Statement of Assets and Liabilities.........................................  27
Statement of Operations.....................................................  28
Statement of Changes in Net Assets
 Small Cap Value............................................................  29
 Disciplined Value..........................................................  30
 Balanced...................................................................  31
 Limited Maturity Bond......................................................  32
 Money Market...............................................................  33
Financial Highlights
 Small Cap Value............................................................  34
 Disciplined Value..........................................................  35
 Balanced...................................................................  37
 Limited Maturity Bond......................................................  38
 Money Market...............................................................  39
Notes to Financial Statements...............................................  40

--------------------------------------------------------------------------------

UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------

April 30, 1999

Dear Shareholders:

We are pleased to report on the investment results and strategies for the DSI Small Cap Value Portfolio, the DSI Disciplined Value Portfolio, the DSI Bal-anced Portfolio, the DSI Limited Maturity Bond Portfolio, and the DSI Money Market Portfolio during the six-month period ended April 30, 1999.

UAM: DSI SMALL CAP VALUE PORTFOLIO
The Small Cap Value Portfolio posted a net performance of -4.50% since its in-ception on December 16, 1998. The S&P Small Cap 600 Index returned -2.98% year to date and for the same period, the Russell 2000 Index returned 3.05%.

The goal of the fund is to outperform relevant benchmarks by focusing on stocks with market capitalizations of $200 million to $2 billion. Since compa-nies in this sector are often not as well followed or understood, there are opportunities to uncover stocks that are not fully valued or reflect under-lying fundamental trends. Our process begins with a quantitative screen which helps us highlight companies where this might be happening. Rigorous research then helps us to identify specific investments on a "bottom up" basis. We look for companies that are undergoing changes that are not fully reflected in their share prices. Just a few of the many factors we look for are management changes, corporate restructurings, major acquisitions, or new product intro-ductions.

When we launched the fund in December, we believed that small cap stocks rep-resented excellent value compared to large caps. We continue to hold that opinion. While the small cap sector has underperformed again this year, it has recently rallied and we still expect long-term investors to be well rewarded. Our performance has also lagged this year. In part, this is due to our focus on small companies, but it is also because of fundamental disappointments from several of the companies we own. Nonetheless, we are excited about the pros-pects and the valuations of our current holdings and strongly believe that we are well positioned to turn in much better numbers going forward.

UAM: DSI DISCIPLINED VALUE PORTFOLIO
The Disciplined Value Portfolio Institutional Class Shares posted a net per-formance of 13.93% and 13.78% for the Institutional Service Class Shares for the six-month period ending April 30, 1999. In the same time period the Stan-dard & Poor's 500 Index ("S&P 500") returned 22.27% and the Lipper Equity In-come Fund Index (the Portfolio's category) returned 14.59%.

UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------


Equity Market Commentary
The stock market surged in the first six months of the fiscal year to close above the magic 10,000 level on the Dow Jones Industrial Average for the first time ever. Throughout the first five months of this period, the market was still led by a narrow group of ultra-large capitalization stocks. In April, however, the market finally began to broaden out and mid- and small-capital-ization stocks rallied strongly. In April value-oriented investment styles outperformed growth-oriented styles by a wide margin. Needless to say, we en-joyed the last month of the period much more than the first five months.

The strength in the overall stock market was occasioned by continuing good news on the economic front. Despite worldwide turmoil, our economy remained strong. Improving consumer confidence led to a good selling season, unemploy-ment remained low, and most importantly, interest rates (though rising) re-mained at fairly low levels.

Is the Stage Set for Continuing Good News for Value Investors?
We believe it is. We are increasingly confident that an inflection point was reached in early April, after which the pendulum began to swing toward diver-sified value portfolios. We have experienced other periods in the past when value investing was out of style. The last major stress point for value in-vestors occurred in 1990, when the world was struggling with the invasion of Kuwait and the US was just entering a recessionary period. The current period of stress (hopefully just ended) coincides with the uncertainties of the worldwide economy, especially Asia and Latin/South America.

While the disparity between the performance of growth stocks and value stocks narrowed in the quarter just ended, the disparity between the ultra-large cap-italization stocks and virtually everything else has not yet ended. Mid-cap indexes kept up with their large-cap bretheren, but small cap indexes contin-ued to lag far behind. The month of April again showed some improvement, but we need to see further broadening out of investors buying intentions before we are able to definitively say that small cap investing is again on the ascend-ancy.

As the market broadens (both in terms of value/growth and large/mid/small), we see a tremendous opportunity for investment portfolios that are value-oriented and diversified across the capitalization spectrum. That describes the DSI Disciplined Value Portfolio. We expect to add significant relative return in the portfolio over the next several years.

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UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------


                             DSI Disciplined Value
                          Is More Evenly Distributed
                      Across the Capitalization Spectrum

                                                    Percent of Market Value in:
                                      S&P 500 Mkt. -----------------------------
March 31, 1999                        Cap. Ranges          S&P/Barra     DSI
S&P 500 Capitalization Quintiles:     ($ Billions) S&P 500   Value   Disc. Value
---------------------------------     ------------ ------- --------- -----------
Largest 100 Stocks................... 23.2 - & up   72.3%    55.1%      45.5%
Second Largest 100 Stocks............ 10.2 - 23.2   14.7     20.7       14.6
Third Largest 100 Stocks.............  5.7 - 10.2    7.4     13.6       22.1
Fourth Largest 100 Stocks............  2.9 -  5.7    4.1      7.4        7.1
Fifth Largest 100 Stocks.............  0.3 -  2.9    1.5      3.2       10.7

Second Quarter Review--Equity
The best performing sectors of the portfolio during the fiscal second quarter tended to be the more cyclical sectors. Energy was the strongest (+40%), led by BP Amoco (+40%) and Texaco (+33%). The Capital Goods sector was up +23% (US Filter +36%, United Technologies +22%, and Phillips Electronics +18%). Basic Industrials, where most of the deep cyclical companies reside, was up a very strong 21%. Smurfit-Stone Container (+45%), IMC Global (+38%), Imperial Chemi-cal Industries (+23%), and FMC (+20%) were standouts.

Poor performance came from the Technology sector (-9%). Compaq Computer missed its quarterly earnings expectation by a wide margin and declined 53%. We sold about one third of the portfolio's position in Compaq before the April 12 de-layed opening, so this mitigated some of the pain. The Consumer Staples area declined 11%, primarily due to Philip Morris, down 24% on unfavorable court decisions. The stock has obviously disappointed us, but it now discounts the worst of all outcomes from a litigation standpoint. We believe the industry will win their fair share of future court cases and as that occurs, Philip Morris should rebound. The stock has rebounded since quarter-end. Lastly, Con-sumer Cyclicals were off about 8% in the portfolio. CompUSA declined 45% on continuing disappointments in same store sales stemming from a difficult ac-quisition made last fall.

UAM: DSI BALANCED PORTFOLIO
The Balanced Portfolio has returned a net 7.88% for the six-month period end-ing April 30, 1999, compared with the Lipper Balanced Fund Index return of 8.65% for the same period.

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UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------


Equity Market Commentary
Our investment strategy for the equity portion of the Balanced Portfolio is identical to that of the Disciplined Value Portfolio. Please refer to that section for equity commentary.

Fixed Income Market Commentary
Our fixed income strategy is discussed in the section pertaining to our man-agement of the Limited Maturity Bond Portfolio. In general, we have a market weighting in lower coupon mortgage-backed securities and an above average weighting in investment grade corporate bonds. Less-than-investment grade corporates are under the prospectus limit of ten percent.

Asset Mix
As market appreciation has carried the Balanced Portfolio's equity holdings upward, we have been taking profits in some of the more fully valued stocks. An example of this is Carnival Corp., which we eliminated in March. By pru-dently trimming some other holdings, we are keeping the equity exposure at 50% to 60% of the Portfolio, which reflects today's more volatile investing envi-ronment. On April 30, 1999, the Portfolio was invested 60.3% equities, 37.6% fixed income, and the remaining 2.1% in cash equivalents.

UAM: DSI LIMITED MATURITY BOND PORTFOLIO
The Limited Maturity Bond Portfolio posted a net performance of 1.13% for the six-month period ended April 30, 1999. During the same period the Merrill Lynch 1-4.99 Year Corporate/Government Bond Index returned 0.98% and the Lipper 1-5 Year Investment Grade Debt Funds Index returned 2.01%.

Fixed Income Market Commentary
In the six-month period ended April 30, 1999, the fixed income market was characterized by a stabilization of global economic turmoil and rising US in-terest rates. Crisis conditions in Russia, Asia and Latin America that were present during the fourth quarter of 1998 abated and the US economy appears to have suffered few ill effects from the situation. As it became apparent that US economic prosperity could be threatened by events abroad, the Federal Re-serve stepped into the midst of the crisis and provided liquidity, lowering the Fed Funds rate by 0.75% to 4.75%. The Federal Reserve's action pushed all US interest rates to record low levels and provided the system with much needed liquidity. The Treasury two-year note fell to a yield of 3.99% at the end of October while the Treasury five-year note fell to 4.10%. Since that date, rates have steadily risen and by the end of April

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UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------

the Treasury two-year note stood more than 1.0% higher to yield 5.06% while the Treasury five-year rose to 5.21%.

Domestically the economy remained strong, with GDP posting a 4.1% gain in the first quarter without signs of inflation. Employment remained high and wage pressure showed signs of picking up. The warm weather in the Northeast com-bined with low mortgage rates kept construction booming. Consumers feeling flush from stock market gains maintained demand for goods and services. The economic strength of the first quarter we believe may have "borrowed" from the remainder of 1999, and we believe that a move to slightly below trend growth for the remainder of the year will materialize.

Fixed Income Market Outlook
Looking forward we believe that the edge will come off domestic demand and send economic growth toward the trend rate of 2.5% to 3.0% for the remainder of 1999, while inflation should remain in check. We further believe that the economic troubles in Southeast Asia could have a longer lasting structural ef-fect on exports. Furthermore, domestic manufacturing powers may seek to take advantage of cheap labor and capital in the area and export production. Japan has begun to show the economic leadership necessary to truly move the region toward steady prosperity, but the structural issues which lead the crisis took a long time to build thus could take time to deconstruct.

We maintain a duration slightly longer than that of the Merrill Lynch 1-4.99 Year Corporate/Government Bond Index of about 2.5 years and will extend given the opportunity at higher interest rates. Our commitment to higher yielding mortgage related and corporate securities remains.

UAM: DSI MONEY MARKET PORTFOLIO
The Money Market Portfolio had a 7-day compounded yield of 4.54% on April 30, 1999, versus 4.42% for the IBC's Money Fund Average/All Taxable.

We continue to pursue a strategy of investing in only the highest quality short-term investments for the Portfolio. Money Market interest rates are a direct function of the Federal Funds Rate and monetary Policy.

The Portfolio ended the period with 87.1% in discount commercial paper, and 12.8% in mortgages and other short term investments. The Portfolio's average days to maturity ended at 42 days. The Money Market Portfolio is neither in-sured nor guaranteed by the US Government. The Portfolio is managed according to 2a-7

UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------

guidelines, however, there is no assurance that the stable net asset value of $1.00 will be maintained.

Sincerely,
/s/ Peter M. Whitman, Jr.

Peter M. Whitman, Jr.
President & Chief Investment Officer
Dewey Square Investors Corporation

    The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. A
     Portfolio's performance assumes the reinvestment of all dividends and distributions.
   There are no assurances that a Portfolio will meet its stated objectives. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
 A Portfolio's holdings are subject to change because it is actively managed.
   Portfolio changes should not be considered recommendations for action by individual investors.

                     Definition of the Comparative Indices

IBC's Money Fund Average/All Taxable is an average of all major money market fund yields, published weekly for 7- and 30-day yields.

Lipper Balanced Fund Index is an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all time a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

Lipper Equity Income Fund Index is an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the portfolio in equities.

Lipper 1-5 Year Investment Grade Debt Funds Average is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of 5 years or less.

Merrill Lynch 1-4.99 Year Corporate/Government Bond Index is an unmanaged in-dex composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).

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UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------


Russell 2000 Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000 Index.

S&P Barra Value Index-is constructed by dividing the securities in the S&P 500 Index according to price-to-book ratio. This Index contains the securities in the S&P 500 Index with the lower price-to-book ratios.

S&P Small Cap 600 Index is an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The in-dex is comprised of stocks from the industrial, utility, financial, and trans-portation sectors.

S&P 500 Index is an unmanaged index composed of 400 industrial stocks, 40 fi-nancial stocks, 40 utilities stocks and 20 transportation stocks.
    The comparative indices assume reinvestment of dividends and, unlike a
           Portfolio's returns, do not reflect any fees or expenses.
      If such fees were reflected in the comparative indices' return, the performance would have been lower.
      Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                          DSI SMALL CAP VALUE PORTFOLIO
                                                   APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 98.7%

                                                          Shares      Value+
                                                        ----------- -----------

AEROSPACE & DEFENSE - 3.0%
 *TriStar Aerospace Co.................................      25,400 $   269,875
 *Triumph Group, Inc...................................       7,710     209,134
                                                                    -----------
                                                                        479,009
                                                                    -----------

BUILDING MATERIALS - 1.7%
 *Group Maintenance America Corp.......................      20,435     273,318
                                                                    -----------

CHEMICALS - 3.5%
 Cambrex Corp..........................................       7,000     179,375
 OM Group, Inc.........................................       4,700     170,962
 Witco Corp............................................      11,200     213,500
                                                                    -----------
                                                                        563,837
                                                                    -----------

COMMERCIAL SERVICES - 15.3%
 *Access Worldwide, Inc................................      44,520     289,380
 *Alternative Resources Corp...........................      37,245     251,404
 *Applied Graphics Technologies, Inc...................      30,720     311,040
 *HA-LO Industries, Inc................................      44,280     520,290
 *NFO Worldwide, Inc...................................      39,730     449,446
 *Personnel Group of America, Inc......................      29,130     265,811
 *United Road Services, Inc............................      44,050     338,634
                                                                    -----------
                                                                      2,426,005
                                                                    -----------

COMPUTERS - 4.7%
 *Best Software Inc....................................      25,400     328,612
 *Peerless Systems Corp................................      57,255     422,256
                                                                    -----------
                                                                        750,868
                                                                    -----------

COMPUTERS & OFFICE EQUIPMENT - 2.3%
 *Equinox Systems, Inc.................................      11,330      99,845
 Interface, Inc........................................      37,630     265,762
                                                                    -----------
                                                                        365,607
                                                                    -----------

ELECTRONICS - 5.6%
 *Artesyn Technologies, Inc............................      15,665     281,970
 *Hadco Corp...........................................       8,900     234,737
 Tektronix, Inc........................................      15,435     374,299
                                                                    -----------
                                                                        891,006
                                                                    -----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          DSI SMALL CAP VALUE PORTFOLIO
                                                   APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


COMMON STOCKS - continued

                                                          Shares      Value+
                                                        ----------- -----------

ENERGY - 1.4%
 Noble Affiliates, Inc.................................       6,800 $   218,025
                                                                    -----------

FINANCE -  0.9%
 *Hamilton Bancorp, Inc................................       5,700     144,638
                                                                    -----------

FINANCIAL SERVICES - 7.9%
 CMAC Investment Corp..................................      10,145     465,402
 Dain Rauscher Corp....................................       5,300     227,238
 Enhance Financial Services Group, Inc.................      15,260     315,691
 Freedom Securities Corp...............................      13,100     238,256
                                                                    -----------
                                                                      1,246,587
                                                                    -----------

HEALTH CARE - 7.2%
 *Alternative Living Services, Inc.....................       7,900     175,775
 *American Retirement Corp.............................      16,510     274,479
 *RehabCare Group, Inc.................................      23,330     387,861
 *Sierra Health Services, Inc..........................      24,545     306,813
                                                                    -----------
                                                                      1,144,928
                                                                    -----------

INSURANCE - 8.4%
 Freemont General Corp.................................      17,800     356,000
 Frontier Insurance Group, Inc.........................      31,360     433,160
 HCC Insurance Holdings, Inc...........................      13,800     291,525
 RenaissanceRe Holdings Ltd............................       6,200     193,362
 Selective Insurance Group, Inc........................       3,525      68,297
                                                                    -----------
                                                                      1,342,344
                                                                    -----------

LODGING & RESTAURANTS - 0.9%
 *Sunterra Corp........................................      12,900     138,675
                                                                    -----------

MANUFACTURING - 6.2%
 Amcast Industrial Corp................................      13,930     233,328
 Intermet Corp.........................................      38,795     572,226
 Harsco Corp...........................................       5,700     187,031
                                                                    -----------
                                                                        992,585
                                                                    -----------

OIL & GAS - 2.3%
 Helmerich & Payne, Inc................................      14,400     370,800
                                                                    -----------

PRINT & PUBLISHING - 2.8%
 *World Color Press, Inc...............................      17,295     442,103
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                         DSI SMALL CAP VALUE PORTFOLIO
                                                  APRIL 30, 1999 (Unaudited)
-------------------------------------------------------------------------------


COMMON STOCKS - continued

                                                          Shares      Value+
                                                        ----------- -----------

RETAIL - 5.6%
 *Consolidated Stores Corp.............................      17,355 $   596,578
 Pier 1 Imports, Inc...................................       8,565      63,167
 *Stage Stores, Inc....................................      36,815     236,997
                                                                    -----------
                                                                        896,742
                                                                    -----------
RETAIL SERVICES - 2.4%
 Ross Stores, Inc......................................       8,415     386,564
                                                                    -----------
SERVICES - 0.9%
 *Metzler Group (The), Inc.............................       4,900     136,588
                                                                    -----------
TECHNOLOGY - 11.5%
 *Apex PC Solutions, Inc...............................      29,800     495,425
 *Progress Software Corp...............................      18,000     409,500
 *SS&C Technologies, Inc...............................      33,505     481,634
 *Sunquest Information Systems, Inc....................      32,200     434,700
                                                                    -----------
                                                                      1,821,259
                                                                    -----------
TRANSPORTATION - 4.2%
 CNF Transportation, Inc...............................       5,755     251,422
 *Coach USA, Inc.......................................      17,560     417,050
                                                                    -----------
                                                                        668,472
                                                                    -----------
 TOTAL COMMON STOCKS (Cost $16,057,781)............................  15,699,960
                                                                    -----------

SHORT-TERM INVESTMENT - 3.9%

                                                            Face
                                                           Amount
                                                          --------
REPURCHASE AGREEMENT - 3.9%
 Chase Securities, Inc. 4.87%, dated 4/30/99, due 5/3/99,
  to be repurchased at $627,254, collateralized by
  $579,845 of various U.S. Treasury Notes, 5.50%-7.00%,
  due 5/15/06-5/15/08, valued at $627,330 (Cost
  $627,000).............................................. $627,000     627,000
                                                                   -----------
 TOTAL INVESTMENTS - 102.6% (Cost $16,684,781)(a).................  16,326,960
                                                                   -----------
 OTHER ASSETS AND LIABILITIES (NET) - (2.6)%......................    (417,985)
                                                                   -----------
 NET ASSETS - 100%................................................ $15,908,975
                                                                   ===========

  +  See Note A to Financial Statements
  *  Non-Income Producing Security
(a) The cost for federal income tax purposes was $16,684,781. At April 30, 1999, net unrealized depreciation for all securities based on tax cost was $357,821. This consisted of aggregate gross unrealized appreciation for all securities of $1,241,506 and aggregate gross unrealized depreciation for all securities of $1,599,327.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        DSI DISCIPLINED VALUE PORTFOLIO
                                                 APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 90.9%

                                                         Shares       Value+
                                                       ----------- ------------

AEROSPACE & DEFENSE - 1.6%
 Raytheon Co., Class B................................      15,749 $  1,106,367
                                                                   ------------
CHEMICALS - 5.4%
 FMC Corp.............................................      21,400    1,391,000
 Imperial Chemical Industries plc ADR.................      56,726    2,442,763
                                                                   ------------
                                                                      3,833,763
                                                                   ------------
COMPUTERS - 2.8%
 Compaq Computer Corp.................................      32,633      728,124
 *Seagate Technology, Inc.............................      46,000    1,282,250
                                                                   ------------
                                                                      2,010,374
                                                                   ------------
CONSUMER NON-DURABLES - 11.5%
 American Stores Co...................................      53,782    1,697,494
 *Federated Department Stores, Inc....................      17,200      803,025
 J.C. Penney Co., Inc.................................      41,218    1,880,571
 *Kmart Corp..........................................      21,597      321,255
 Liz Claiborne, Inc...................................      36,158    1,195,474
 Philip Morris Cos., Inc..............................      47,800    1,675,988
 *Smurfit-Stone Container Corp........................      24,028      561,655
                                                                   ------------
                                                                      8,135,462
                                                                   ------------
ELECTRONICS - 2.0%
 Royal Philips Electronics N.V. (NY Shares)...........      16,400    1,400,150
                                                                   ------------
ENERGY - 6.7%
 Atlantic Richfield Co................................       9,100      763,831
 BP Amoco plc.........................................      21,358    2,417,459
 Texaco, Inc..........................................      25,520    1,601,380
                                                                   ------------
                                                                      4,782,670
                                                                   ------------
ENTERTAINMENT & LEISURE - 1.5%
 Royal Carribean Cruises Ltd..........................      28,470    1,051,611
                                                                   ------------
FINANCIAL SERVICES - 13.8%
 Bank of America Corp.................................      25,943    1,867,896
 BankBoston Corp......................................      48,946    2,398,354
 Chase Manhattan Corp.................................      26,976    2,232,264
 *Fannie Mae Corp.....................................      15,100    1,071,156
 Washington Mutual, Inc...............................      53,785    2,211,908
                                                                   ------------
                                                                      9,781,578
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        DSI DISCIPLINED VALUE PORTFOLIO
                                                 APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


COMMON STOCKS - continued

                                                         Shares       Value+
                                                       ----------- ------------

HEALTH CARE - 6.4%
 Aetna, Inc...........................................      13,344 $  1,170,102
 *HEALTHSOUTH Corp....................................     115,790    1,555,928
 *Humana, Inc.........................................      57,000      776,625
 *Tenet Healthcare Corp...............................      44,365    1,048,123
                                                                   ------------
                                                                      4,550,778
                                                                   ------------
INDUSTRIAL - 3.6%
 United Technologies Corp.............................      17,738    2,569,793
                                                                   ------------
INSURANCE - 5.9%
 Allstate Corp........................................      49,094    1,785,794
 Travelers Property Casualty Corp., Class A...........      45,800    1,580,100
 UNUM Corp............................................      14,700      802,988
                                                                   ------------
                                                                      4,168,882
                                                                   ------------
LODGING & RESTAURANTS - 0.5%
 Host Marriott Corp...................................      29,190      388,592
                                                                   ------------
NATURAL RESOURCES - 1.3%
 IMC Global, Inc......................................      38,400      960,000
                                                                   ------------
PAPER & PACKAGING - 1.8%
 Fort James Corp......................................      33,310    1,265,780
                                                                   ------------
PHARMACEUTICALS - 1.7%
 American Home Products Corp..........................      19,352    1,180,472
                                                                   ------------
RETAIL - 0.9%
 *CompUSA, Inc........................................      90,500      633,500
                                                                   ------------
TECHNOLOGY - 8.4%
 IKON Office Solutions, Inc...........................      66,575      803,061
 International Business Machines Corp.................      12,555    2,626,349
 Xerox Corp...........................................      42,966    2,524,252
                                                                   ------------
                                                                      5,953,662
                                                                   ------------
TELECOMMUNICATIONS - 6.8%
 AT&T Corp............................................      21,940    1,107,970
 GTE Corp.............................................      44,472    2,976,845
 SBC Communications, Inc..............................      13,100      733,600
 *Sprint Corp.........................................         443       18,772
                                                                   ------------
                                                                      4,837,187
                                                                   ------------
TRANSPORTATION - 2.0%
 Union Pacific Corp...................................      24,100    1,446,000
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       DSI DISCIPLINED VALUE PORTFOLIO
                                                APRIL 30, 1999 (Unaudited)
-------------------------------------------------------------------------------


COMMON STOCKS - continued

                                                         Shares       Value+
                                                       ----------- ------------

UTILITIES - 3.9%
 *Niagara Mohawk Holdings, Inc........................      76,976 $  1,029,554
 Unicom Corp..........................................      45,410    1,762,476
                                                                   ------------
                                                                      2,792,030
                                                                   ------------
WASTE DISPOSAL - 2.4%
 *Allied Waste Industries, Inc........................      47,000      831,312
 Waste Management, Inc................................      15,500      875,750
                                                                   ------------
                                                                      1,707,062
                                                                   ------------
 TOTAL COMMON STOCKS (Cost $57,422,298)...........................   64,555,713
                                                                   ------------

CONVERTIBLE PREFERRED STOCKS - 5.2%
FINANCIAL SERVICES - 2.6%
 Kmart Financing, 7.75%...............................      33,240    1,867,673
                                                                   ------------
INDUSTRIAL - 0.8%
 WHX Corp., Series A, 6.50%...........................      15,500      558,000
                                                                   ------------
HEALTH CARE - 1.8%
 Aetna, Inc., 6.25%...................................      16,065    1,242,025
                                                                   ------------
 TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $3,762,614).............    3,667,698
                                                                   ------------

SHORT-TERM INVESTMENT - 2.5%

                                                           Face
                                                          Amount
                                                        ----------
REPURCHASE AGREEMENT - 2.5%
 Chase Securities, Inc. 4.87%, dated 4/30/99, due
  5/3/99, to be repurchased at $1,781,723,
  collateralized by $1,647,055 of various U.S. Treasury
  Notes, 5.50%-7.00%, due 5/15/06-5/15/08, valued at
  $1,781,939 (Cost $1,781,000)......................... $1,781,000   1,781,000
                                                                   -----------
 TOTAL INVESTMENTS - 98.6% (Cost $62,965,912)(a)..................  70,004,411
                                                                   -----------
 OTHER ASSETS AND LIABILITIES (NET) - 1.4%........................   1,014,545
                                                                   -----------
 NET ASSETS - 100%................................................ $71,018,956
                                                                   ===========

  +  See note A to Financial Statements
  *  Non-Income Producing Security
ADR  American Depositary Receipt
(a) The cost for federal income tax purposes was $62,965,912. At April 30, 1999, net unrealized appreciation for all securities based on tax cost was $7,038,499. This consisted of aggregate gross unrealized appreciation for all securities of $11,716,623 and aggregate gross unrealized depreciation for all securities of $4,678,124.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             DSI BALANCED PORTFOLIO
                                                      APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS
CORPORATE BONDS AND NOTES - 9.4%

                                                          Face
                                                         Amount       Value+
                                                       ----------- ------------

BANKS - 1.0%
 USEC, Inc.
  6.625%, 1/20/06..................................... $   350,000 $    343,766
                                                                   ------------
ENERGY - 1.5%
 Potomac Electric Power Co.
  6.25%, 10/15/07.....................................     500,000      505,750
                                                                   ------------
FINANCIAL SERVICES - 1.4%
 First Colony Corp.
  6.625%, 8/1/03......................................      85,000       86,405
 First Data Corp.
  6.375%, 12/15/07....................................     150,000      150,339
 Leucadia National Corp.
  7.75%, 8/15/13......................................     250,000      237,703
                                                                   ------------
                                                                        474,447
                                                                   ------------
INDUSTRIAL - 2.4%
 Boston Edison Co.
  6.80%, 3/15/03......................................     325,000      332,530
 Fred Meyer, Inc.
  7.15%, 3/1/03.......................................     250,000      255,937
 Harcourt General, Inc.
  7.20%, 8/1/27.......................................     250,000      233,508
                                                                   ------------
                                                                        821,975
                                                                   ------------
TELECOMMUNICATIONS - 0.9%
 GTE Hawaiian Telephone Co., Inc., Series B
  7.375%, 9/1/06......................................     175,000      184,433
 News America Holdings, Inc.
  8.50%, 2/23/25......................................     100,000      114,446
                                                                   ------------
                                                                        298,879
                                                                   ------------
TRANSPORTATION - 0.6%
 General Motors Corp.
  9.125%, 7/15/01.....................................     205,000      219,325
                                                                   ------------
UTILITIES - 1.6%
 Emerson Electric Co.
  5.50%, 9/15/08......................................     200,000      191,520
 Kansas Gas and Electric Co.
  6.20%, 1/15/06......................................     250,000      248,310

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             DSI BALANCED PORTFOLIO
                                                      APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


CORPORATE BONDS AND NOTES - continued

                                                          Face
                                                         Amount       Value+
                                                       ----------- ------------

UTILITIES - continued
 Niagra Mohawk Power Corp.
  9.50%, 3/1/21....................................... $   113,000 $    119,917
                                                                   ------------
                                                                        559,747
                                                                   ------------
 TOTAL CORPORATE BONDS AND NOTES (Cost $3,277,232)................    3,223,889
                                                                   ------------

MORTGAGE-BACKED SECURITIES - 14.8%
COLLATERALIZED MORTGAGE OBLIGATIONS - 1.5%
 Deutsche Mortgage & Asset Receiving Corp.,
  Series 88-C1 A2
   6.538%, 6/15/31....................................     300,000      298,422
 Federal National Mortgage Association:
  Series 98-M2 B, REMIC
   6.247%, 3/17/21....................................     110,000      109,565
  Series 98-M4 B, REMIC
   6.424%, 12/15/23...................................     100,000      100,574
                                                                   ------------
                                                                        508,561
                                                                   ------------
GOVERNMENT AGENCY-BACKED - 13.3%
 Federal Home Loan Bank
  5.545%, 11/25/08....................................     425,000      411,919
 Federal Home Loan Mortgage Corp.:
 Gold Pools:
  6.00%, 2/1/29.......................................     897,958      871,020
  6.50%, 9/1/28.......................................     376,621      374,500
  7.00%, 11/1/11......................................     407,878      416,798
  7.50%, 4/1/27.......................................     175,617      180,501
  8.00%, 3/1/28.......................................     508,013      528,605
 Federal National Mortgage Association:
 Conventional Pools:
  6.00%, 7/1/28.......................................     587,200      569,032
  6.50%, 7/1/26-6/1/28................................     743,795      739,394
  7.00%, 10/1/27......................................     330,580      334,917
  9.00%, 6/1/25.......................................     163,693      173,967
                                                                   ------------
                                                                      4,600,653
                                                                   ------------
 TOTAL MORTGAGE-BACKED SECURITIES (Cost $5,142,279)...............    5,109,214
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             DSI BALANCED PORTFOLIO
                                                      APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


U.S. GOVERNMENT AND AGENCY SECURITIES - 9.9%

                                                           Face
                                                          Amount       Value+
                                                        ----------- ------------

 Federal National Mortgage Association, MTN
  6.11%, 9/24/08....................................... $   250,000 $    237,650
 U.S. Treasury Bond
  6.25%, 8/15/23.......................................      75,000       78,188
 U.S. Treasury Notes
  4.75%, 2/15/04.......................................   1,550,000    1,519,480
  6.00%, 7/31/02.......................................     250,000      255,820
  6.25%, 2/15/07.......................................      75,000       78,950
 U.S. Treasury Strips
  11/15/04.............................................     600,000      447,515
  8/15/09..............................................     745,000      416,842
  2/15/18..............................................   1,150,000      370,887
                                                                    ------------
 TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $3,460,289).....    3,405,332
                                                                    ------------

FOREIGN GOVERNMENT BOND - 0.9%
 Indonesia-Aid
  9.02%, 8/1/19 (Cost $332,274)........................     300,000      324,345
                                                                    ------------

ASSET-BACKED SECURITIES - 2.2%
 TMS Home Equity Trust:
  Series 96-B A7
   7.55%, 2/15/20......................................     160,000      162,699
  Series 97-D AF7
   6.485%, 12/15/38....................................     250,000      251,093
 UCFC Home Equity Loan:
  Series 95-C1 A3
   6.775%, 11/10/17....................................      20,000       20,165
  Series 97-C A5
   6.88%, 9/15/22......................................     310,000      315,719
                                                                    ------------
 TOTAL ASSET-BACKED SECURITIES (Cost $751,253).....................      749,676
                                                                    ------------

COMMON STOCKS - 59.6%
                                                          Shares
                                                        -----------
AEROSPACE & DEFENSE - 1.0%
 Raytheon Co., Class B.................................       4,900      344,225
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             DSI BALANCED PORTFOLIO
                                                      APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


COMMON STOCKS - continued

                                                         Shares       Value+
                                                       ----------- ------------

AGRICULTURE - 0.9%
 IMC Global, Inc......................................      11,700 $    292,500
                                                                   ------------
CHEMICALS - 3.4%
 *FMC Corp............................................       6,430      417,950
 Imperial Chemical Industries plc ADR.................      17,800      766,512
                                                                   ------------
                                                                      1,184,462
                                                                   ------------
COMPUTERS - 0.6%
 Compaq Computer Corp.................................       9,775      218,105
                                                                   ------------
CONSUMER NON-DURABLES - 7.2%
 American Stores Co...................................      15,275      482,117
 *Federated Department Stores, Inc....................       5,290      246,977
 J.C. Penney Co., Inc.................................      13,400      611,375
 *Kmart Corp..........................................      41,400      615,825
 Philip Morris Cos., Inc..............................      14,700      515,419
                                                                   ------------
                                                                      2,471,713
                                                                   ------------
COSMETICS - 1.2%
 Liz Claiborne, Inc...................................      12,280      406,007
                                                                   ------------
ELECTRONICS - 1.5%
 Royal Philips Electronics N.V. (NY Shares)...........       5,850      499,444
                                                                   ------------
ENERGY - 2.3%
 *Niagara Mohawk Holdings, Inc........................      24,100      322,338
 Texaco, Inc..........................................       7,715      484,116
                                                                   ------------
                                                                        806,454
                                                                   ------------
ENTERTAINMENT & LEISURE - 0.9%
 Royal Caribbean Cruises Ltd..........................       8,815      325,604
                                                                   ------------
ENVIRONMENT CONTROLS - 0.7%
 *Allied Waste Industries, Inc........................      14,200      251,163
                                                                   ------------
FINANCIAL SERVICES - 8.5%
 *Bank of America Corp................................       8,996      647,712
 BankBoston Corp......................................      13,900      681,100
 Chase Manhattan Corp.................................       7,670      634,692
 Federal National Mortgage Corp.......................       4,600      326,313
 Washington Mutual, Inc...............................      15,327      630,323
                                                                   ------------
                                                                      2,920,140
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             DSI BALANCED PORTFOLIO
                                                      APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


COMMON STOCKS - continued

                                                         Shares       Value+
                                                       ----------- ------------

HEALTH CARE - 3.0%
 *HEALTHSOUTH Corp....................................      34,600 $    464,937
 *Humana, Inc.........................................      17,290      235,576
 *Tenet Healthcare Corp...............................      13,500      318,938
                                                                   ------------
                                                                      1,019,451
                                                                   ------------
INDUSTRIAL - 2.4%
 United Technologies Corp.............................       5,370      777,979
 *WHX Corp............................................       7,050       59,484
                                                                   ------------
                                                                        837,463
                                                                   ------------
INSURANCE - 5.5%
 Aetna, Inc...........................................       6,100      534,894
 Allstate Corp........................................      15,900      578,362
 Travelers Property Casualty Corp., Class A...........      14,950      515,775
 UNUM Corp............................................       4,515      246,632
                                                                   ------------
                                                                      1,875,663
                                                                   ------------
LODGING & RESTAURANTS - 0.3%
 Host Marriott Corp...................................       8,880      118,215
                                                                   ------------
OIL & GAS - 2.8%
 Atlantic Richfield Co................................       2,800      235,025
 BP Amoco plc.........................................       6,576      744,321
                                                                   ------------
                                                                        979,346
                                                                   ------------
PAPER & PACKAGING - 1.6%
 Fort James Corp......................................       9,700      368,600
 *Smurfit-Stone Container Corp........................       7,000      163,625
                                                                   ------------
                                                                        532,225
                                                                   ------------
PHARMACEUTICALS - 1.1%
 American Home Products Corp..........................       5,900      359,900
                                                                   ------------
RETAIL - 1.4%
 *CompUSA, Inc........................................      31,000      217,000
 IKON Office Solutions, Inc...........................      20,510      247,402
                                                                   ------------
                                                                        464,402
                                                                   ------------
TECHNOLOGY - 5.7%
 International Business Machines Corp.................       4,000      836,750
 *Seagate Technology, Inc.............................      13,700      381,888
 Xerox Corp...........................................      12,350      725,562
                                                                   ------------
                                                                      1,944,200
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             DSI BALANCED PORTFOLIO
                                                      APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


COMMON STOCKS - continued

                                                         Shares       Value+
                                                       ----------- ------------

TELECOMMUNICATIONS - 1.6%
 AT&T Corp............................................       6,640 $    335,320
 SBC Communications, Inc..............................       4,000      224,000
                                                                   ------------
                                                                        559,320
                                                                   ------------
TRANSPORTATION - 1.3%
 Union Pacific Corp...................................       7,700      462,000
                                                                   ------------
UTILITIES - 4.0%
 GTE Corp.............................................      12,900      863,493
 Unicom Corp..........................................      13,500      523,969
                                                                   ------------
                                                                      1,387,462
                                                                   ------------
WASTE DISPOSAL - 0.7%
 Waste Management, Inc................................       4,500      254,250
                                                                   ------------
 TOTAL COMMON STOCKS (Cost $18,941,105)...........................   20,513,714
                                                                   ------------

CONVERTIBLE PREFERRED STOCKS - 0.9%
INDUSTRIAL - 0.2%
 WHX Corp., Series A, 6.50%...........................       1,700       61,200
                                                                   ------------
HEALTH CARE - 0.7%
 Aetna, Inc., 6.25%...................................       3,200      247,400
                                                                   ------------
 TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $293,950)...............      308,600
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            DSI BALANCED PORTFOLIO
                                                     APRIL 30, 1999 (Unaudited)
-------------------------------------------------------------------------------


SHORT-TERM INVESTMENTS - 0.5%

                                                          Face
                                                         Amount       Value+
                                                       ----------- ------------

U.S. TREASURY BILL - 0.0%
  +++4.47%, 7/29/99................................... $    10,000 $      9,893
                                                                   ------------
REPURCHASE AGREEMENT - 0.5%
 Chase Securities, Inc. 4.87%, dated 4/30/99, due
  5/3/99, to be repurchased at $167,068,
  collateralized by $154,440 of various U.S. Treasuy
  Notes, 5.50%-7.00%, due 5/15/06-5/15/08, valued at
  $167,088............................................     167,000      167,000
                                                                   ------------
 TOTAL SHORT-TERM INVESTMENTS (Cost $176,893).....................      176,893
                                                                   ------------
 TOTAL INVESTMENTS - 98.2% (Cost $32,375,275)(a)..................   33,811,663
                                                                   ------------
 OTHER ASSETS AND LIABILITIES (NET) - 1.8%........................      617,116
                                                                   ------------
 NET ASSETS - 100%................................................ $ 34,428,779
                                                                   ============

    +  See Note A to Financial Statements
  +++ All or a portion of this security was pledged to cover margin requirements for open futures contracts.
    *  Non-Income Producing Security
  ADR  American Depositary Receipt
  MTN  Medium Term Note
REMIC  Real Estate Mortgage Investment Conduit
  (a) The cost for federal income tax purposes was $32,375,275. At April 30, 1999, net unrealized appreciation for all securities based on tax cost was $1,436,388. This consisted of aggregate gross unrealized appreciation for all securities of $2,583,455, and aggregate gross unrealized depreciation for all securities of $1,147,067.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    DSI LIMITED MATURITY BOND PORTFOLIO
                                             APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS
CORPORATE BONDS AND NOTES - 27.0%

                                                          Face
                                                         Amount       Value+
                                                       ----------- ------------

COMPUTERS - 1.3%
 Xerox Corp.
  5.875%, 6/15/37..................................... $   400,000 $    402,624
                                                                   ------------
CONSUMER DURABLES - 2.6%
 Philip Morris Cos., Inc.
  6.95%, 6/1/06.......................................     800,000      818,120
                                                                   ------------
ENERGY - 0.9%
 Niagra Mohawk Power Corp.
  9.50%, 3/1/21.......................................     250,000      265,303
                                                                   ------------
FINANCIAL SERVICES - 3.2%
 AT&T Capital Corp., Series 4
  6.41%, 8/13/99......................................     400,000      401,021
 International Lease Finance Corp.
  5.75%, 12/15/99.....................................     600,000      601,458
                                                                   ------------
                                                                      1,002,479
                                                                   ------------
INDUSTRIAL - 9.6%
 Allied Waste North America, Series B
  7.625%, 1/1/06......................................     500,000      488,750
 D.R. Horton, Inc.
  8.00%, 2/1/09.......................................     250,000      247,500
 Harcourt General, Inc.
  7.20%, 8/1/28.......................................     500,000      467,015
 Inco Ltd.
  9.875%, 6/15/19.....................................     350,000      363,447
 ITT Corp.
  8.55%, 6/15/09......................................     450,000      481,653
 Phillips Petroleum Corp.
  9.18%, 9/15/21......................................     600,000      653,280
 U.S. Home Corp.
  7.95%, 3/1/01.......................................     250,000      253,848
                                                                   ------------
                                                                      2,955,493
                                                                   ------------
TELECOMMUNICATIONS - 0.0%
 Time Warner, Inc.
  9.125%, 1/15/13.....................................       5,000        6,088
                                                                   ------------
UTILITIES - 9.4%
 Cleveland Electric Illumination Corp., Series E
  9.00%, 7/1/23.......................................     250,000      273,910

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    DSI LIMITED MATURITY BOND PORTFOLIO
                                             APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


CORPORATE BONDS AND NOTES - continued

                                                          Face
                                                         Amount       Value+
                                                       ----------- ------------

UTILITIES - continued
 Commonwealth Edison Co.
  8.625%, 2/1/22...................................... $   660,000 $    713,190
 Midland Funding Corp. I, Series C-94
  10.33%, 7/23/02.....................................     456,141      483,364
 Pacific Gas & Electric Corp., Series PP
  6.875%, 12/1/99.....................................     500,000      500,675
 Philadelphia Electric Co.
  7.75%, 5/1/23.......................................     400,000      419,760
 Sonat, Inc.
  6.625%, 2/1/08......................................     500,000      502,870
                                                                   ------------
                                                                      2,893,769
                                                                   ------------
 TOTAL CORPORATE BONDS AND NOTES (Cost $8,390,543)................    8,343,876
                                                                   ------------

MORTGAGE-BACKED SECURITIES - 45.4%
COLLATERALIZED MORTGAGE OBLIGATIONS - 7.3%
 Deutsche Mortgage & Asset Receiving Corp.,
  Series 88-C1 A2
   6.538%, 6/15/31....................................     700,000      696,318
 Federal National Mortgage Association,
  Series 98-M2 B, REMIC
   6.247%, 3/17/21....................................     770,000      766,959
 WFS Financial Owner Trust,
  Series 99-A A2
   5.385%, 8/20/01....................................     800,000      798,588
                                                                   ------------
                                                                      2,261,865
                                                                   ------------
GOVERNMENT AGENCY-BACKED - 38.1%
 Federal Home Loan Bank,
  Series 8T03
   6.02%, 8/7/03......................................     600,000      596,154
 Federal Home Loan Mortgage Corp.:
 Conventional Pools:
  6.16%, 12/22/08.....................................   1,750,000    1,706,250
  6.25%, 11/19/08-1/21/09.............................   2,000,000    1,946,067
  6.435%, 9/8/08......................................     500,000      490,390
  6.54%, 8/26/08......................................     500,000      492,110
  6.57%, 7/30/08......................................   1,000,000      985,160
  7.05%, 6/8/05.......................................     850,000      859,426

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    DSI LIMITED MATURITY BOND PORTFOLIO
                                             APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


MORTGAGE-BACKED SECURITIES - continued

                                                          Face
                                                         Amount       Value+
                                                       ----------- ------------

GOVERNMENT AGENCY-BACKED - continued
 Gold Pools:
  7.50%, 4/1/27....................................... $   487,574 $    501,134
  8.50%, 11/1/24......................................     599,872      630,423
 Federal National Mortgage Association:
 Conventional Pools:
  6.00%, 7/1/28.......................................     929,733      900,968
  6.50%, 3/1/13.......................................   1,306,357    1,316,965
  7.00%, 10/1/27......................................     775,881      786,061
  9.00%, 6/1/25.......................................     315,693      335,815
  9.50%, 8/1/21.......................................     216,313      229,236
                                                                   ------------
                                                                     11,776,159
                                                                   ------------
NON-GOVERNMENT AGENCY-BACKED - 0.0%
 Merrill Lynch Mortgage Investors, Inc.,
  Series 94-A, CSI, REMIC
   6.412%, 2/15/09....................................      18,815       18,873
                                                                   ------------
 TOTAL MORTGAGE-BACKED SECURITIES (Cost $14,158,466)..............   14,056,897
                                                                   ------------

U.S. GOVERNMENT AGENCY SECURITIES - 9.9%
 Federal National Mortgage Association, MTN
  6.11%, 09/24/08.....................................   1,250,000    1,188,248
                                                                   ------------
 U.S. Treasury Notes
  4.625%, 11/30/00....................................     375,000      372,540
  4.75%, 2/15/04......................................     975,000      955,802
  5.625%, 2/28/01.....................................     530,000      534,887
                                                                   ------------
                                                                      1,863,229
                                                                   ------------
 TOTAL U.S. GOVERNMENT SECURITIES (Cost $3,110,693)...............    3,051,477
                                                                   ------------

FOREIGN GOVERNMENT BOND - 2.1%
 Indonesia-Aid
  9.02%, 8/1/19 (Cost $664,986).......................     600,000      648,690
                                                                   ------------

ASSET-BACKED SECURITIES - 10.0%
 Advanta Mortgage Loan Trust,
  Series 96-2 A3
   7.44%, 8/25/18.....................................     700,000      706,832

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    DSI LIMITED MATURITY BOND PORTFOLIO
                                             APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


ASSET-BACKED SECURITIES - continued

                                                          Face
                                                         Amount       Value+
                                                       ----------- ------------

 American Express Credit Account Master Trust,
  Series 98-1 A
   5.03%, 1/17/06..................................... $   800,000 $    798,712
 TMS Home Equity Trust:
  Series 96-B A7
   7.55%, 2/15/20.....................................     525,000      540,355
  Series 97-D AF7
   6.485%, 12/15/38...................................     585,000      587,557
 UCFC Home Equity Loan,
  Series 97-C A5
   6.88%, 9/15/22.....................................     445,000      453,210
                                                                   ------------
 TOTAL ASSET-BACKED SECURITIES (Cost $3,074,841)..................    3,086,666
                                                                   ------------

MUNICIPAL BOND - 2.6%
 New York City, New York, General Obligation Bond,
  Series B (Prerefunded) 9.50%, 6/1/09 (Cost
  $807,746)...........................................     750,000      825,000
                                                                   ------------

SHORT-TERM INVESTMENTS - 1.5%
DISCOUNT NOTE - 1.4%
 Federal Home Loan Bank, 4.90%, 5/3/99................     440,000      439,880
                                                                   ------------
U.S. TREASURY BILL - 0.1%
 4.34%, 7/29/99.......................................      20,000       19,786
                                                                   ------------
 TOTAL SHORT-TERM INVESTMENTS (Cost $459,666).....................      459,666
                                                                   ------------
 TOTAL INVESTMENTS - 98.5% (Cost $30,666,941)(a)..................   30,472,272
                                                                   ------------
 OTHER ASSETS AND LIABILITIES (NET) - 1.5%........................      454,391
                                                                   ------------
 NET ASSETS - 100%................................................ $ 30,926,663
                                                                   ============

    +  See Note A to Financial Statements
  CSI  Collateral Stamp Interest
  MTN  Medium Term Note
  PAC  Planned Amortization Class
REMIC  Real Estate Mortgage Investment Conduit
  (a) The cost for federal income tax purposes was $30,666,941. At April 30, 1999, net unrealized depreciation for all securities based on tax cost was $194,669. This consisted of aggregate gross unrealized appreciation for all securities of $167,563, and aggregate gross unrealized depreciation for all securities of $362,232.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             DSI MONEY MARKET PORTFOLIO
                                                      APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS
COMMERCIAL PAPER - 87.5%

                                                          Face      Amortized
                                                         Amount       Cost+
                                                       ----------- ------------

AUTOMOTIVE - 3.8%
 Ford Motor Credit Corp. 5/6/99....................... $ 4,000,000 $  3,998,400
                                                                   ------------
BEVERAGES, FOOD & TOBACCO - 13.3%
 Coca Cola Co. 5/3/99.................................   5,000,000    5,000,000
 H.J. Heinz Co. 6/4/99................................   4,000,000    3,982,933
 Ocean Spray Cranberries, Inc. 5/10/99................   5,000,000    4,995,314
                                                                   ------------
                                                                     13,978,247
                                                                   ------------
CAPITAL EQUIPMENT - 3.8%
 Northern Rock plc 8/20/99............................   4,000,000    3,940,277
                                                                   ------------
CHEMICALS - 9.1%
 Air Products & Chemicals, Inc. 5/21/99...............   4,600,000    4,588,891
 Chevron USA, Inc. 5/12/99............................   5,000,000    4,993,938
                                                                   ------------
                                                                      9,582,829
                                                                   ------------
COMPUTERS - 3.8%
 IBM Corp. 5/17/99....................................   4,000,000    3,992,580
                                                                   ------------
FINANCIAL SERVICES - 29.9%
 Caisse Centerale Dejardins Du Quebec 7/6/99..........   5,000,000    4,957,155
 Cooperative Association of Tractor Dealers, Inc.
  5/4/99..............................................   5,000,000    4,999,332
 Countrywide Home Loans 5/19/99.......................   4,204,000    4,195,031
 CSW Credit, Inc. 5/11/99.............................   3,564,000    3,560,175
 General Electric Capital Corp. 5/18/99...............   5,000,000    4,989,980
 General Motors Acceptance Corp. 7/22/99..............   4,200,000    4,155,480
 Goldman Sachs Group LP 6/2/99........................   4,500,000    4,482,075
                                                                   ------------
                                                                     31,339,228
                                                                   ------------
INDUSTRIAL - 11.8%
 Caterpillar Financial Services Ltd. 7/9/99...........   4,000,000    3,964,490
 Monsanto Corp. 7/16/99...............................   3,931,000    3,892,053
 Xerox Corp. 5/20/99..................................   4,500,000    4,489,842
                                                                   ------------
                                                                     12,346,385
                                                                   ------------
INSURANCE - 4.8%
 American General Finance Corp. 5/5/99................   5,000,000    4,998,667
                                                                   ------------
UTILITIES - 7.2%
 Duke Energy Corp. 5/17/99............................   4,500,000    4,491,670
 National Rural Utilities 6/18/99.....................   3,050,000    3,031,410
                                                                   ------------
                                                                      7,523,080
                                                                   ------------
 TOTAL COMMERCIAL PAPER (Cost $91,699,693)........................   91,699,693
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             DSI MONEY MARKET PORTFOLIO
                                                      APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


ASSET BACKED SECURITY - 4.7%

                                                          Face      Amortized
                                                         Amount       Cost+
                                                       ----------- ------------

 WFS Financial Owner Trust,
  Series 99-A A1
   5.008%, 2/20/00 (Cost $5,000,000).................. $ 5,000,000 $  5,000,000
                                                                   ------------

SHORT-TERM INVESTMENTS - 8.1%

DISCOUNT NOTE - 3.3%
 Federal Home Loan Bank Zero Coupon, 5/3/99............ 3,455,000    3,455,000
                                                                  ------------
U.S. GOVERNMENT AGENCY SECURITY - 4.8%
 Student Loan Marketing Association, FRN 0.00%,
  7/15/99.............................................. 5,000,000    5,000,000
                                                                  ------------
 TOTAL SHORT-TERM INVESTMENTS (Cost $8,455,000)..................    8,455,000
                                                                  ------------
 TOTAL INVESTMENTS - 100.3% (Cost $105,154,693)(a)...............  105,154,693
                                                                  ------------
 OTHER ASSETS AND LIABILITIES (NET) - (0.3)%.....................     (330,294)
                                                                  ------------
 NET ASSETS - 100%............................................... $104,824,399
                                                                  ============

  +  See Note A to Financial Statements
(a)  Aggregate cost for federal income tax purposes.
FRN  Floating Rate Note-rate disclosed is as of April 30, 1999.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             DSI PORTFOLIOS
                                                      APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

                                                                   DSI
                              DSI          DSI                   Limited        DSI
                           Small Cap   Disciplined     DSI      Maturity       Money
                             Value        Value     Balanced      Bond         Market
                           Portfolio    Portfolio   Portfolio   Portfolio    Portfolio
                          -----------  ----------- ----------- -----------  ------------
Assets
Investments, at Cost....  $16,684,781  $62,965,912 $32,375,275 $30,666,941  $105,154,693
                          ===========  =========== =========== ===========  ============
Investments, at Value -
  Note A................  $16,326,960  $70,004,411 $33,811,663 $30,472,272  $105,154,693
Foreign Currency, at
 Value (Cost $244 and
 $622, respectively)....          --           --          235         599           --
Cash....................          --           675         192         695           683
Receivable for
 Investments Sold.......      516,702      962,350     517,233         --            --
Dividends Receivable....          --       112,017      32,558         --            --
Interest Receivable.....           85          241     111,637     480,211       134,165
Receivable for Daily
 Variation on Futures
 Contracts - Note A.....          --           --          --       14,469           --
Other Assets............       24,112          697         223         242         6,731
                          -----------  ----------- ----------- -----------  ------------
 Total Assets...........   16,867,859   71,080,391  34,473,741  30,968,488   105,296,272
                          -----------  ----------- ----------- -----------  ------------
Liabilities
Payable for Investments
 Purchased..............      934,766          --          --          --            --
Payable for Daily
 Variation on Futures
 Contracts - Note A.....          --           --        3,500         --            --
Payable for Investment
 Advisory Fees - Note
 B......................        8,328       41,414      14,299      11,638        18,070
Payable for
 Administrative Fees -
  Note C................        7,133       13,013       7,936       9,080        10,631
Payable for Custodian
 Fees - Note D..........            4          --          --        9,962           --
Distribution and Service
 Fees Payable - Note E..          --         2,582         --          --            --
Payable for Account
 Service Fees - Note F..          --           993         --           43           --
Payable for Directors'
 Fees - Note G..........          418        1,490       1,363       1,368         1,732
Payable to Custodian
 Bank - Note D..........        1,376          --          --          --            --
Payable for Dividends...          --           --          --          --        439,341
Other Liabilities.......        6,859        1,943      17,864       9,734         2,099
                          -----------  ----------- ----------- -----------  ------------
 Total Liabilities......      958,884       61,435      44,962      41,825       471,873
                          -----------  ----------- ----------- -----------  ------------
Net Assets..............  $15,908,975  $71,018,956 $34,428,779 $30,926,663  $104,824,399
                          ===========  =========== =========== ===========  ============
Net Assets Consist of:
Paid in Capital.........  $16,773,169  $60,194,437 $32,204,987 $33,188,515  $104,837,848
Undistributed Net
 Investment Income
 (Loss).................      (49,000)      91,045      93,559     181,492           (56)
Accumulated Net Realized
 Gain (Loss)............     (457,373)   3,694,975     695,276  (2,253,646)      (13,393)
Unrealized Appreciation
 (Depreciation).........     (357,821)   7,038,499   1,434,957    (189,698)          --
                          -----------  ----------- ----------- -----------  ------------
Net Assets..............  $15,908,975  $71,018,956 $34,428,779 $30,926,663  $104,824,399
                          ===========  =========== =========== ===========  ============
Institutional Class
 Shares
Net Assets..............  $15,908,975  $65,368,249 $34,428,779 $30,926,663  $104,824,399
Shares Issued and
 Outstanding ($0.001 par
 value) (Authorized
 25,000,000)............    1,664,979    5,189,699   3,274,491   3,354,907   104,841,454
Net Asset Value,
 Offering and Redemption
 Price Per Share........  $      9.56  $     12.60 $     10.51 $      9.22  $       1.00
                          ===========  =========== =========== ===========  ============
Institutional Service
 Class Shares
Net Assets..............          --   $ 5,650,707         --          --            --
Shares Issued and
 Outstanding ($0.001 par
 value) (Authorized
 10,000,000)............          --       449,067         --          --            --
Net Asset Value,
 Offering and Redemption
 Price Per Share........          --   $     12.58         --          --            --
                          ===========  =========== =========== ===========  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   DSI PORTFOLIOS
                                            FOR THE PERIOD ENDED
                                            APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                 DSI                                 DSI
                                Small         DSI                  Limited       DSI
                                 Cap      Disciplined    DSI       Maturity     Money
                                Value        Value     Balanced      Bond       Market
                              Portfolio*   Portfolio  Portfolio   Portfolio   Portfolio
                              ----------  ----------- ----------  ----------  ----------
Investment Income
Dividends...................  $  27,815   $   817,764 $  193,424  $      --   $      --
Interest....................     25,963        50,597    485,455   1,103,092   3,167,837
                              ---------   ----------- ----------  ----------  ----------
 Total Income...............     53,778       868,361    678,879   1,103,092   3,167,837
                              ---------   ----------- ----------  ----------  ----------
Expenses
Investment Advisory Fees -
  Note B....................     50,061       289,092     88,893      76,977     248,895
Administrative Fees - Note
 C..........................     35,535        94,677     50,711      57,362      81,672
Custodian Fees - Note D.....      2,646         7,531      7,311      10,339       7,192
Distribution and Service
 Plan Fees - Note E
 Institutional Service
 Class......................        --         10,926        --          --          --
Account Services Fees - Note
 F..........................        --          4,973        --           25       3,430
Directors' Fees - Note G....      1,044         2,674      2,204       2,231       3,360
Audit Fees..................      5,646         8,319      6,420       7,235       7,018
Legal Fees..................        556         3,286      1,730       2,017       5,893
Printing Fees...............      2,869         6,785      4,645       4,207       4,240
Registration and Filing
 Fees.......................      8,351         8,145     17,512       6,477       9,034
Shareholder Services Fees...          6         3,575      4,154         111      21,650
Other Expenses..............      1,959         6,964        835       3,772       7,459
Account Services Fees
 Waived -Note F.............        --            --         --          --       (3,430)
Investment Advisory Fees
 Waived -Note B.............     (5,895)          --      (4,379)        --     (136,892)
                              ---------   ----------- ----------  ----------  ----------
 Net Expenses Before Expense
  Offset....................    102,778       446,947    180,036     170,753     259,521
                              ---------   ----------- ----------  ----------  ----------
Expense Offset - Note A.....        --            --         --         (428)     (1,822)
                              ---------   ----------- ----------  ----------  ----------
 Net Expenses After Expense
  Offset....................    102,778       446,947    180,036     170,325     257,699
                              ---------   ----------- ----------  ----------  ----------
Net Investment Income
 (Loss).....................    (49,000)      421,414    498,843     932,767   2,910,138
                              ---------   ----------- ----------  ----------  ----------
Net Realized Gain (Loss) on:
 Investments................   (457,373)    3,967,882    760,713    (149,093)        961
 Futures Contracts..........        --            --     (23,715)    (44,548)        --
                              ---------   ----------- ----------  ----------  ----------
Net Realized Gain (Loss)....   (457,373)    3,967,882    736,998    (193,641)        961
                              ---------   ----------- ----------  ----------  ----------
Net Change in Unrealized
 Appreciation/Depreciation
 on:
 Investments................   (357,821)    5,652,089  1,370,977    (369,679)        --
 Foreign Exchange
  Translations..............        --            --          (9)        (24)        --
 Futures Contracts..........        --            --      16,078      29,806         --
                              ---------   ----------- ----------  ----------  ----------
Net Change in Unrealized
 Appreciation/Depreciation..   (357,821)    5,652,089  1,387,046    (339,897)        --
                              ---------   ----------- ----------  ----------  ----------
Net Gain (Loss).............   (815,194)    9,619,971  2,124,044    (533,538)        961
                              ---------   ----------- ----------  ----------  ----------
Net Increase (Decrease) in
 Net Assets Resulting from
 Operations.................  $(864,194)  $10,041,385 $2,622,887  $  399,229  $2,911,099
                              =========   =========== ==========  ==========  ==========

*  The DSI Small Cap Value Portfolio commenced operations on December 16, 1998.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          DSI SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                    December 16,
                                                                      1998* to
                                                                   April 30, 1999
                                                                    (Unaudited)
                                                                   --------------
Increase (Decrease) in Net Assets
Operations:
  Net Investment Loss.............................................  $   (49,000)
  Net Realized Loss...............................................     (457,373)
  Net Change in Unrealized Appreciation/Depreciation..............     (357,821)
                                                                    -----------
  Net Decrease in Net Assets Resulting from Operations............     (864,194)
                                                                    -----------
Capital Share Transactions - Note K:
Institutional Class:
  Issued..........................................................   16,923,385
  Redeemed........................................................     (150,216)
                                                                    -----------
  Net Increase from Capital Share Transactions....................   16,773,169
                                                                    -----------
    Total Increase................................................   15,908,975
Net Assets:
  Beginning of Period.............................................          --
                                                                    -----------
  End of Period (including undistributed net investment loss of
    $49,000)......................................................  $15,908,975
                                                                    ===========

* Commencement of Operations
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        DSI DISCIPLINED VALUE PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                       Six Months
                                                         Ended      Year Ended
                                                     April 30, 1999 October 31,
                                                      (Unaudited)      1998
                                                     -------------- -----------
Increase (Decrease) in Net Assets
Operations:
 Net Investment Income.............................   $   421,414   $ 1,169,996
 Net Realized Gain.................................     3,967,882     9,054,860
 Net Change in Unrealized
  Appreciation/Depreciation........................     5,652,089    (6,216,743)
                                                      -----------   -----------
 Net Increase in Net Assets Resulting from
  Operations.......................................    10,041,385     4,008,113
                                                      -----------   -----------
Distributions:
Net Investment Income:
 Institutional Class...............................      (442,427)     (938,035)
 Institutional Service Class.......................       (60,656)     (143,495)
Net Realized Gain:
 Institutional Class...............................    (7,217,145)  (12,032,316)
 Institutional Service Class.......................    (1,845,173)   (2,097,081)
                                                      -----------   -----------
 Total Distributions...............................    (9,565,401)  (15,210,927)
                                                      -----------   -----------
Capital Share Transactions - Note K:
Institutional Class:
 Issued............................................     5,579,093    11,512,952
 In Lieu of Cash Distributions.....................     7,622,624    12,904,123
 Redeemed..........................................   (18,408,110)  (23,545,495)
                                                      -----------   -----------
 Net Increase (Decrease) from Institutional Class
  Shares...........................................    (5,206,393)      871,580
                                                      -----------   -----------
Institutional Service Class:
 Issued............................................     1,083,994     8,883,853
 In Lieu of Cash Distributions.....................     1,905,829     2,239,963
 Redeemed..........................................   (13,980,295)   (6,041,310)
                                                      -----------   -----------
 Net Increase (Decrease) from Institutional Service
  Class Shares.....................................   (10,990,472)    5,082,506
                                                      -----------   -----------
 Net Increase (Decrease) from Capital Share
  Transactions.....................................   (16,196,865)    5,954,086
                                                      -----------   -----------
 Total Decrease....................................   (15,720,881)   (5,248,728)
Net Assets:
 Beginning of Period...............................    86,739,837    91,988,565
                                                      -----------   -----------
 End of Period (including undistributed net
  investment income of $91,045 and $172,714,
  respectively)....................................   $71,018,956   $86,739,837
                                                      ===========   ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 DSI BALANCED PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                   Six Months
                                                     Ended        December 22,
                                                 April 30, 1999     1997* to
                                                  (Unaudited)   October 31, 1998
                                                 -------------- ----------------
Increase (Decrease) in Net Assets
Operations:
 Net Investment Income.........................   $   498,843     $   987,555
 Net Realized Gain.............................       736,998       1,385,811
 Net Change in Unrealized
  Appreciation/Depreciation....................     1,387,046          47,911
                                                  -----------     -----------
 Net Increase in Net Assets Resulting from
  Operations...................................     2,622,887       2,421,277
                                                  -----------     -----------
Distributions:
 Net Investment Income.........................      (565,805)       (815,142)
 Net Realized Gain.............................    (1,439,425)            --
                                                  -----------     -----------
 Total Distributions...........................    (2,005,230)       (815,142)
                                                  -----------     -----------
Capital Share Transactions - Note K:
Institutional Class:
 Issued........................................     5,617,868      33,191,031
 In Lieu of Cash Distributions.................     1,999,420         815,142
 Redeemed......................................    (7,773,218)     (1,645,256)
                                                  -----------     -----------
 Net Increase (Decrease) from Capital Share
  Transactions.................................      (155,930)     32,360,917
                                                  -----------     -----------
 Total Increase................................       461,727      33,967,052
Net Assets:
 Beginning of Period...........................    33,967,052             --
                                                  -----------     -----------
 End of Period (including undistributed net
  investment income of $93,559 and $160,521,
  respectively)................................   $34,428,779     $33,967,052
                                                  ===========     ===========

* Commencement of Operations
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    DSI LIMITED MATURITY BOND PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                       Six Months
                                                         Ended      Year Ended
                                                     April 30, 1999 October 31,
                                                      (Unaudited)      1998
                                                     -------------- -----------
Increase (Decrease) in Net Assets
Operations:
 Net Investment Income.............................   $    932,767  $ 2,062,378
 Net Realized Loss.................................       (193,641)    (140,862)
 Net Change in Unrealized
  Appreciation/Depreciation........................       (339,897)    (257,572)
                                                      ------------  -----------
 Net Increase in Net Assets Resulting from
  Operations.......................................        399,229    1,663,944
                                                      ------------  -----------
Distributions:
 Net Investment Income.............................       (999,327)  (1,985,847)
                                                      ------------  -----------
Capital Share Transactions - Note K:
Institutional Class:
 Issued............................................     17,853,834    6,242,529
 In Lieu of Cash Distributions.....................        967,036    1,955,733
 Redeemed..........................................    (23,281,699)  (4,601,118)
                                                      ------------  -----------
 Net Increase (Decrease) from Capital Share
  Transactions.....................................     (4,460,829)   3,597,144
                                                      ------------  -----------
 Total Increase (Decrease).........................     (5,060,927)   3,275,241
Net Assets:
 Beginning of Period...............................     35,987,590   32,712,349
                                                      ------------  -----------
 End of Period (including undistributed net
  investment income of $181,492 and $248,052,
  respectively)....................................   $ 30,926,663  $35,987,590
                                                      ============  ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             DSI MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                     Six Months
                                                       Ended        Year Ended
                                                   April 30, 1999   October 31,
                                                    (Unaudited)        1998
                                                   --------------  -------------
Increase (Decrease) in Net Assets
Operations:
 Net Investment Income...........................  $   2,910,138   $   8,046,097
 Net Realized Gain...............................            961           1,104
                                                   -------------   -------------
 Net Increase in Net Assets Resulting from
  Operations.....................................      2,911,099       8,047,201
                                                   -------------   -------------
Distributions:
 Net Investment Income...........................     (2,910,138)     (8,046,247)
                                                   -------------   -------------
Capital Share Transactions - Note K:
Institutional Class:
 Issued..........................................    352,956,945     930,565,909
 In Lieu of Cash Distributions...................      1,007,507       2,401,839
 Redeemed........................................   (400,001,893)   (934,323,760)
                                                   -------------   -------------
 Net Decrease from Capital Share Transactions....    (46,037,441)     (1,356,012)
                                                   -------------   -------------
 Total Decrease..................................    (46,036,480)     (1,355,058)
Net Assets:
 Beginning of Period.............................    150,860,879     152,215,937
                                                   -------------   -------------
 End of Period (including undistributed net
  investment loss of $56 and $56, respectively)..  $ 104,824,399   $ 150,860,879
                                                   =============   =============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                         DSI SMALL CAP VALUE PORTFOLIO
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                               Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout the Period

                                                                 Institutional
                                                                  Class Shares
                                                                 --------------
                                                                  December 16,
                                                                   1998*** to
                                                                 April 30, 1999
                                                                 (Unaudited)++
                                                                 --------------
Net Asset Value, Beginning of Period............................    $ 10.00
                                                                    -------
Income from Investment Operations:
 Net Investment Loss............................................      (0.03)
 Net Realized and Unrealized Loss...............................      (0.41)
                                                                    -------
 Total from Investment Operations...............................      (0.44)
                                                                    -------
Net Asset Value, End of Period..................................    $  9.56
                                                                    =======
Total Return+...................................................     (4.50)%**
                                                                    =======
Ratios and Supplemental Data
 Net Assets, End of Period (Thousands)..........................    $15,909
 Ratio of Expenses to Average Net Assets........................       1.74%*
 Ratio of Net Investment Loss to Average Net Assets.............      (0.83)%*
 Portfolio Turnover Rate........................................         55%
 Ratio of Voluntarily Waived Fees and Expenses Assumed by
  Affiliates to Average Net Assets..............................       0.10%*
 Ratio of Expenses to Average Net Assets Including Expense
  Offsets.......................................................       1.74%*

  *  Annualized
 **  Not Annualized
***  Commencement of Operations
  + Total return would have been lower had certain expenses not been waived by Affiliates during the period indicated.
 ++  Per share amounts are based on average shares outstanding.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        DSI DISCIPLINED VALUE PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                       Institutional Class Shares
                         ----------------------------------------------------------
                           Six Months
                             Ended              Years Ended October 31,
                         April 30, 1999 -------------------------------------------
                          (Unaudited)    1998     1997     1996     1995     1994
                         -------------- -------  -------  -------  -------  -------
Net Asset Value,
 Beginning of Period....    $ 12.47     $ 14.27  $ 12.99  $ 11.76  $ 11.11  $ 12.72
                            -------     -------  -------  -------  -------  -------
Income from Investment
 Operations:
 Net Investment Income..       0.07        0.17     0.19     0.23     0.25     0.22
 Net Realized and
  Unrealized Gain.......       1.52        0.38     3.10     2.26     1.70     0.17
                            -------     -------  -------  -------  -------  -------
 Total from Investment
  Operations............       1.59        0.55     3.29     2.49     1.95     0.39
                            -------     -------  -------  -------  -------  -------
Distributions:
 Net Investment Income..      (0.08)      (0.16)   (0.20)   (0.22)   (0.25)   (0.22)
 Net Realized Gain......      (1.38)      (2.19)   (1.81)   (1.04)   (1.05)   (1.78)
                            -------     -------  -------  -------  -------  -------
 Total Distributions....      (1.46)      (2.35)   (2.01)   (1.26)   (1.30)   (2.00)
                            -------     -------  -------  -------  -------  -------
Net Asset Value, End of
 Period.................    $ 12.60     $ 12.47  $ 14.27  $ 12.99  $ 11.76  $ 11.11
                            =======     =======  =======  =======  =======  =======
Total Return............      13.93%**     4.37%   28.99%   22.92%   20.12%    3.48%
                            =======     =======  =======  =======  =======  =======
Ratios and Supplemental
 Data
Net Assets, End of
 Period (Thousands).....    $65,368     $69,681  $78,545  $63,596  $47,938  $49,002
Ratio of Expenses to
 Average Net Assets.....       1.13%*      1.04%    1.05%    1.04%    1.00%    1.09%
Ratio of Net Investment
 Income to Average Net
 Assets.................       1.13%*      1.24%    1.42%    1.89%    2.26%    2.02%
Portfolio Turnover
 Rate...................         22%         64%     126%     135%     121%     184%
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................       1.13%*      1.04%    1.05%    1.04%    0.99%     N/A

  *  Annualized
 **  Not Annualized
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        DSI DISCIPLINED VALUE PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                          Institutional Service Class Shares
                                        --------------------------------------
                                          Six Months      Year       May 23,
                                            Ended         Ended    1997*** to
                                        April 30, 1999 October 31, October 31,
                                         (Unaudited)      1998        1997
                                        -------------- ----------- -----------
Net Asset Value, Beginning of Period..      $12.46       $ 14.25     $ 13.10
                                            ------       -------     -------
Income from Investment Operations:
 Net Investment Income................        0.03          0.14        0.07
 Net Realized and Unrealized Gain.....        1.54          0.38        1.15
                                            ------       -------     -------
 Total from Investment Operations.....        1.57          0.52        1.22
                                            ------       -------     -------
Distributions:
 Net Investment Income................       (0.07)        (0.12)      (0.07)
 Net Realized Gain....................       (1.38)        (2.19)        --
                                            ------       -------     -------
 Total Distributions..................       (1.45)        (2.31)      (0.07)
                                            ------       -------     -------
Net Asset Value, End of Period........      $12.58       $ 12.46     $ 14.25
                                            ======       =======     =======
Total Return..........................       13.78%**       4.13%       9.31%**
                                            ======       =======     =======
Ratios and Supplemental Data
Net Assets, End of Period
 (Thousands)..........................      $5,651       $17,059     $13,444
Ratio of Expenses to Average Net
 Assets...............................        1.36%*        1.29%       1.30%*
Ratio of Net Investment Income to
 Average Net Assets...................        0.86%*        0.94%       0.68%*
Portfolio Turnover Rate...............          22%           64%        126%
Ratio of Expenses to Average Net
 Assets Including Expense Offsets.....        1.36%*        1.29%       1.30%*

  *  Annualized
 **  Not Annualized
***  Initial offering of Institutional Service Class Shares.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                DSI BALANCED PORTFOLIO
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                               Selected Per Share Data & Ratios
                                 For a Share Outstanding Throughout Each Period

                                                  Institutional Class Shares
                                                -------------------------------
                                                  Six Months
                                                    Ended        December 22,
                                                April 30, 1999    1997*** to
                                                 (Unaudited)   October 31, 1998
                                                -------------- ----------------
Net Asset Value, Beginning of Period..........     $ 10.34         $ 10.00
                                                   -------         -------
Income from Investment Operations:
 Net Investment Income........................        0.15            0.30
 Net Realized and Unrealized Gain.............        0.63            0.29
                                                   -------         -------
 Total from Investment Operations.............        0.78            0.59
                                                   -------         -------
Distributions:
 Net Investment Income........................       (0.17)          (0.25)
 Net Realized Gain............................       (0.44)            --
                                                   -------         -------
 Total Distributions..........................       (0.61)          (0.25)
                                                   -------         -------
Net Asset Value, End of Period................     $ 10.51         $ 10.34
                                                   =======         =======
Total Return+.................................        7.88%**         5.93%**
                                                   =======         =======
Ratios and Supplemental Data
Net Assets, End of Period (Thousands).........     $34,429         $33,967
Ratio of Expenses to Average Net Assets.......        1.06%*          0.73%*
Ratio of Net Investment Income to Average Net
 Assets.......................................        2.93%*          3.47%*
Portfolio Turnover Rate.......................          41%             73%
Ratio of Voluntarily Waived Fees and Expenses
 Assumed by Affiliates to Average Net Assets..        0.03%*          0.09%*
Ratio of Expenses to Average Net Assets
 Including Expense Offsets....................        1.06%*          0.73%*

  *  Annualized
 **  Not Annualized
***  Commencement of Operations
  + Total return would have been lower had certain expenses not been waived by Affiliates during the period indicated.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    DSI LIMITED MATURITY BOND PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                       Institutional Class Shares
                         ----------------------------------------------------------
                           Six Months
                             Ended              Years Ended October 31,
                         April 30, 1999 -------------------------------------------
                          (Unaudited)    1998     1997     1996     1995     1994
                         -------------- -------  -------  -------  -------  -------
Net Asset Value,
 Beginning of Period....    $  9.39     $  9.46  $  9.40  $  9.51  $  9.31  $  9.95
                            -------     -------  -------  -------  -------  -------
Income from Investment
 Operations:
 Net Investment Income..       0.27        0.55     0.58     0.62     0.69     0.56
 Net Realized and
  Unrealized Gain
  (Loss)................      (0.16)      (0.08)    0.05    (0.13)    0.17    (0.70)
                            -------     -------  -------  -------  -------  -------
 Total from Investment
  Operations............       0.11        0.47     0.63     0.49     0.86    (0.14)
                            -------     -------  -------  -------  -------  -------
Distributions:
 Net Investment Income..      (0.28)      (0.54)   (0.57)   (0.60)   (0.66)   (0.50)
                            -------     -------  -------  -------  -------  -------
 Total Distributions....      (0.28)      (0.54)   (0.57)   (0.60)   (0.66)   (0.50)
                            -------     -------  -------  -------  -------  -------
Net Asset Value, End of
 Period.................    $  9.22     $  9.39  $  9.46  $  9.40  $  9.51  $  9.31
                            =======     =======  =======  =======  =======  =======
Total Return............       1.13%**     5.08%    6.93%    5.34%    9.58%  (1.39)%
                            =======     =======  =======  =======  =======  =======
Ratios and Supplemental
 Data
Net Assets, End of
 Period (Thousands).....    $30,927     $35,988  $32,712  $30,433  $29,294  $30,220
Ratio of Expenses to
 Average Net Assets.....       1.00%*      0.97%    0.95%    1.00%    0.88%    0.88%
Ratio of Net Investment
 Income to Average Net
 Assets.................       5.45%*      5.98%    6.17%    6.55%    7.12%    5.68%
Portfolio Turnover
 Rate...................         40%        107%      51%     121%     126%     274%
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................       1.00%*      0.97%    0.94%    0.99%    0.87%     N/A

 * Annualized
** Not Annualized
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            DSI MONEY MARKET PORTFOLIO
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                               Selected Per Share Data & Ratios
                                 For a Share Outstanding Throughout Each Period

                                         Institutional Class Shares
                         --------------------------------------------------------------------
                           Six Months
                             Ended                 Years Ended October 31,
                         April 30, 1999  ----------------------------------------------------
                          (Unaudited)      1998       1997       1996       1995       1994
                         --------------  --------   --------   --------   --------   --------
Net Asset Value,
 Beginning of Period....    $  1.000     $  1.000      1.000   $  1.000   $  1.000   $  1.000
                            --------     --------   --------   --------   --------   --------
Income from Investment
 Operations:
 Net Investment Income..       0.019        0.053      0.051      0.051      0.053      0.033
                            --------     --------   --------   --------   --------   --------
 Total from Investment
  Operations............       0.019        0.053      0.051      0.051      0.053      0.033
                            --------     --------   --------   --------   --------   --------
Distributions:
 Net Investment Income..      (0.019)      (0.053)    (0.051)    (0.051)    (0.053)    (0.033)
                            --------     --------   --------   --------   --------   --------
 Total Distributions....      (0.019)      (0.053)    (0.051)    (0.051)    (0.053)    (0.033)
                            --------     --------   --------   --------   --------   --------
Net Asset Value, End of
 Period.................    $  1.000     $  1.000      1.000   $  1.000   $  1.000   $  1.000
                            ========     ========   ========   ========   ========   ========
Total Return............        2.34%**+     5.38%+     5.26%+     5.26%+     5.48%+     3.30%
                            ========     ========   ========   ========   ========   ========
Ratios and Supplemental
 Data
Net Assets, End of
 Period (Thousands).....    $104,824     $150,861   $152,216   $220,124   $124,147   $112,085
Ratio of Expenses to
 Average Net Assets.....        0.42%*       0.36%      0.37%      0.38%      0.50%      0.56%
Ratio of Net Investment
 Income to Average Net
 Assets.................        4.69%*       5.27%      5.14%      5.14%      5.35%      3.07%
Ratio of Voluntarily
 Waived Fees and
 Expenses Assumed by
 Affiliates to Average
 Net Assets.............        0.23%*       0.23%      0.23%      0.22%      0.07%       N/A
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................        0.42%*       0.36%      0.37%      0.38%      0.49%       N/A

 *  Annualized
**  Not Annualized
 + Total return would have been lower had certain expenses not been waived by Affiliates during the periods indicated.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS (Unaudited)

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The DSI Small Cap Value, DSI Disciplined Value Portfolio, DSI Balanced Portfolio, DSI Lim-ited Maturity Bond Portfolio, and DSI Money Market Portfolio, (the "Portfo-lios"), portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At April 30, 1999, the UAM Funds were comprised of 44 active portfolios. The information presented in the financial statements per-tains only to the Portfolios. The portfolios are authorized to offer two sepa-rate classes of shares - Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). As of April 30, 1999, DSI Disciplined Value Portfolio has issued Service Class Shares. Both classes of shares have identical voting rights (except Institutional Service Class shareholders have exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. The objectives of the Portfolios are as follows:
    DSI Small Cap Value Portfolio seeks maximum capital appreciation consis-tent with reasonable risk to principal by investing in primarily smaller capital companies.
    DSI Disciplined Value Portfolio seeks to achieve maximum long-term total return consistent with reasonable risk to principal through diversified equity investments.
    DSI Balanced Portfolio seeks to provide maximum long-term capital growth consistent with reasonable risk to principal by investing in a diversified portfolio of equity, primarily investment grade fixed income and money market securities.
    DSI Limited Maturity Bond Portfolio seeks to provide maximum total re-turn consistent with reasonable risk to principal by investing in invest-ment grade fixed income securities. The Portfolio will ordinarily maintain an average weighted maturity of less than six years.
    DSI Money Market Portfolio seeks to provide maximum current income con-sistent with the preservation of capital and liquidity by investing in short-term investment grade money market obligations issued or guaranteed by financial institutions, non financial corporations, and the United
  States Government, as well as repurchase agreements collateralized by such securities.
  A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their

UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------

financial statements. Generally accepted accounting principles may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. Security Valuation: Investments for which market quotations are read-ily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the average be-tween the last reported bid and last reported offer prices quoted on such day. Fixed income securities are stated on the basis of valuations pro-vided by brokers and/or a pricing service which uses information with re-spect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships be-tween securities in determining value. Securities quoted in foreign cur-rencies are translated into U.S. dollars at the current exchange rate. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quota-tions are readily available is determined in good faith at fair value us-ing methods determined by the Board of Directors.
    2. Federal Income Taxes: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.
    Each Portfolio, except the DSI Money Market Portfolio, may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. These Portfolios accrue such taxes to net investment income, net realized gains, and net unrealized gains as income and/or capital gains are earned.
    3. Repurchase Agreements: In connection with transactions involving re-purchase agreements, the Portfolios' custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued inter-est. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to deter-mine the adequacy of the collateral. In the event of default on the obli-gation to repurchase, each Portfolio has the right to liquidate the col-lateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party

UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------

  to the agreement, realization and/or retention of the collateral or pro-ceeds may be subject to legal proceedings.
    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.
    4. Futures and Options Contracts: Each Portfolio, except the DSI Money Market Portfolio, may use futures and options contracts to hedge against changes in the values of securities the Portfolios own or expect to pur-chase. Each Portfolio, except the DSI Money Market Portfolio, may also write covered options on securities it owns or in which it may invest to increase its current returns.
    The potential risk to the Portfolios is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.
    Futures contracts are valued at the quoted daily settlement prices es-tablished by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. The following Portfolios had futures contracts open at April 30, 1999:

                                                                      Net
                             Number                                Unrealized
                               of     Aggregate                   Appreciation
   Contracts                Contracts Face Value Expiration Date (Depreciation)
   ---------                --------- ---------- --------------- --------------
   Purchases:
   DSI Balanced
   U.S. Treasury 2 Year
    Note...................      7    $1,466,938    June 1999       $(1,422)
   DSI Limited Maturity
    Bond
   U.S. Treasury 2 Year
    Note...................     17     3,562,563    June 1999        (3,453)
   Sales:
   DSI Limited Maturity
    Bond
   U.S. Treasury 10 Year
    Note...................     21     2,408,438    June 1999         8,447

    5. Foreign Currency Translation: The books and records of each Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Portfolios do not isolate that por-tion of realized or unrealized gains and losses resulting from changes in the foreign

UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------

  exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transac-tions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment in-come and foreign withholding taxes recorded on the Portfolios' books and the U.S. dollar equivalent amounts actually received or paid.
    6. Forward Foreign Currency Exchange Contracts: Each Portfolio, except the DSI Money Market Portfolio, may enter into forward foreign currency exchange contracts to protect the value of securities held and related re-ceivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The con-tract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Portfolios as unrealized gain or loss. The Portfolios recognize realized gain or loss when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may arise upon entering into these con-tracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default.
    7. Distributions to Shareholders: The DSI Money Market Portfolio will declare daily and distribute monthly substantially all of its net invest-ment income. The DSI Small Cap Value, DSI Disciplined Value, DSI Limited Maturity Bond, and DSI Balanced Portfolios will distribute substantially all of their net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.
    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments for for-eign currency transactions and the timing of the recognition of gains or losses on investments.

UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------

    Permanent book and tax basis differences relating to shareholder distri-butions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.
    Permanent book-tax differences, if any, are not included in ending un-distributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.
    8. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on secu-rities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attrib-uted to a particular portfolio. Expenses which cannot be directly attrib-uted to a portfolio or share class are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses), and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net as-sets. Custodian fees for the Portfolios are shown gross of expense off-sets, if any, for custodian balance credits.

  B. Investment Advisory Services: Under the terms of an investment advisory agreement, Dewey Square Investors Corporation (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolios for a monthly fee calculated at an annual rate of 0.85% of the average daily net assets for DSI Small Cap Value Portfolio; 0.75% of the average daily net assets for DSI Disciplined Value Portfolio; 0.45% of average daily net assets for DSI Balanced Portfolio; 0.45% of the average daily net assets for DSI Limited Maturity Bond Portfolio; and 0.40% of the av-erage daily net assets for DSI Money Market Portfolio. In addition, the Ad-viser has voluntarily agreed to cap its advisory fees for the DSI Small Cap Value Portfolio and DSI Money Market Portfolio at 0.75% and 0.18% of average daily net assets, respectively.

  C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund ac-counting, dividend-disbursing, shareholder servicing and transfer agent serv-ices to the Portfolios under a Fund Administration Agreement. The Administra-tor has entered into a Mutual Funds Service Agreement with Chase Global

UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------

Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC provides certain services including administrative and fund accounting services. The Administrator has entered into an Agency Agree-ment with DST Systems, Inc. ("DST"), under which DST provides transfer agent and dividend-disbursing services. The Administrator has also entered into an agreement with UAM Shareholder Service Center, Inc. ("UAMSSC"), an affiliate of UAM, to serve as shareholder-servicing agent for the UAM Funds.

  In exchange for administrative services, each portfolio pays a five-part fee to the Administrator as follows:
  --Effective April 15, 1999, an annual base fee, which is retained by the Administrator, calculated at an annual rate equal to $14,500 for the first operational share class and $3,000 for each additional class.
  --A portfolio-specific monthly fee of 0.04%, 0.06%, 0.06%, 0.04%, and 0.02% per annum of the average net assets of the DSI Small Cap Value Portfolio, DSI Disciplined Value Portfolio, DSI Balanced Portfolio, DSI Limited Maturity Bond, and DSI Money Market Portfolio, which is retained by the Administrator, respectively.
  --An annual base fee that the Administrator pays to CGFSC for its adminis-trative and fund accounting services calculated at the annual rate of no more than $52,500 for the first operational share class; $7,500 for each additional operational share class; plus 0.039% of their pro rata share of the combined average net assets of the UAM Funds.
  --An annual base fee that the Administrator pays to DST for its services as transfer agent and dividend-disbursing agent equal to $10,500 for each operational share class.
  --An annual base fee that the Administrator pays to UAMSSC for its serv-ices as shareholder-servicing agent equal to $7,500 for the first opera-tional share class and $2,500 for each additional class.

  The Portfolios also pay certain account and transaction fees and out-of-pocket expenses that may be based on the number of open and closed accounts, the type of account or the services provided to the account.

  For the six months ended April 30, 1999, the Administrator earned the fol-lowing amounts from the Portfolios and paid the following to CGFSC and UAMSSC for their services.

UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------


                                        Administration Portion Paid Portion Paid
DSI Portfolios                               Fees        to CGFSC    to UAMSSC
--------------                          -------------- ------------ ------------
Small Cap Value........................    $35,535       $24,975       $3,029
Disciplined Value......................     94,677        47,527        7,207
Balanced...............................     50,711        28,923        3,852
Limited Maturity Bond..................     57,362        38,502        4,344
Money Market...........................     81,672        52,413        6,596

  D. Custodian: The Chase Manhattan Bank is custodian for the Portfolio's as-sets held in accordance with the custodian agreement. At April 30, 1999, the payable in the DSI Small Cap Value Portfolio to the custodian bank of $1,376 represents the amount due for cash advanced for the settlement of Security Transactions.

  E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios.

  The DSI Disciplined Value Portfolio has adopted a Distribution and Service Plan (the "Plan") on behalf of the Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Service Class Shares may not incur distribution and service fees which exceed an annual rate of 0.75% of the net assets of that class of shares, however, the Board has currently limited aggregate payments under the Plans to 0.50% per annum of the DSI Disciplined Value Portfolio's net assets. The DSI Disciplined Value Port-folio's Service Class Shares are not currently making payments for distribu-tion fees, however the DSI Disciplined Value Portfolio's Service Class Shares pay service fees at an annual rate of 0.25% of the average daily value of Service Class Shares owned by clients of the Service Agents. The Distributor does not receive any fee or other compensation with respect to the DSI Small Cap Value, DSI Balanced, DSI Limited Maturity Bond, and DSI Money Market Port-folios.

  F. Account Services: Through January 1, 1999, the UAM Funds had contracted with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provided participant record-keeping. Pursuant to the terms of the agreement, the Service Provider was entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which it provided services. The agreement was terminated effective January 1, 1999.

  G. Directors' Fees: Each Director, who is not an officer or affiliated per-son, receives $2,000 per meeting attended plus reimbursement of expenses in-curred in

UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------

attending Board meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

  H. Purchases and Sales: For the six months ended April 30, 1999, purchases and sales of investment securities other than long-term U.S. Government secu-rities and short-term securities were:

DSI Portfolios                                             Purchases    Sales
--------------                                            ----------- ----------
Small Cap Value.......................................... $24,514,031  7,998,876
Disciplined Value........................................  16,635,982 41,842,368
Balanced.................................................   7,883,086  8,645,185
Limited Maturity Bond....................................   4,991,433 10,165,095

  Purchases and sales of long-term U.S. Government securities were $5,709,826 and $2,021,017, respectively, for the DSI Balanced Portfolio and $7,884,771 and $7,451,471, respectively, for the DSI Limited Maturity Bond Portfolio. There were no purchases or sales of long-term U.S. Government securities for the DSI Small Cap Value Portfolio and the DSI Disciplined Value Portfolio. The DSI Balanced Portfolio's long term purchases include in-kind transactions of securities with a value of $28,126,274 (of which $5,852,276 are long-term U.S. Government Securities), including unrealized appreciation of $2,523,047.

  I. Line of Credit: The DSI Small Cap Value, DSI Disciplined Value, DSI Bal-anced, and DSI Limited Maturity Bond Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on its av-erage daily unused portion of the line of credit. During the six months April 30,1999, the portfolios had no borrowings under the agreement.

  J. Other: At April 30, 1999, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------


                                                             No. of        %
DSI Portfolios                                            Shareholders Ownership
--------------                                            ------------ ---------
Small Cap Value..........................................       2        90.6%
Disciplined Value - Institutional Class..................       1        49.0
Disciplined Value - Institutional Service Class..........       2        97.4
Balanced.................................................       2        97.2
Limited Maturity Bond....................................       1        48.3
Money Market.............................................       2        67.0

    At October 31, 1998, the following Portfolios had available capital loss carryover for Federal income tax purposes, which will expire on the dates indicated:

                                                      October 31,
                             --------------------------------------------------------------
   DSI Portfolio              2001     2002     2003     2004     2005    2006     Total
   -------------             ------ ---------- ------- -------- -------- ------- ----------
   Limited Maturity Bond...  $8,328 $1,606,712 $68,688 $137,755 $243,544 $19,684 $2,084,711
   Money Market............     --         --      --       --    14,355     --      14,355

UAM FUNDS                                                        DSI PORTFOLIOS
-------------------------------------------------------------------------------


  K. Capital Share Transactions: Transactions in capital shares for the port-folios, by class, were as follows:

                                                            Institutional
                         Institutional Class Shares     Service Class Shares
                         ----------------------------  ------------------------
                            Period                     Six Months
                             Ended                        Ended
                           April 30,     Year Ended     April 30,   Year Ended
                             1999        October 31,      1999      October 31,
DSI Portfolios            (Unaudited)       1998       (Unaudited)     1998
--------------           -------------  -------------  -----------  -----------
Small Cap Value:*
Issued..................     1,680,514            --          --          --
In Lieu of Cash
 Distributions..........           --             --          --          --
Redeemed................       (15,535)           --          --          --
                         -------------  -------------  ----------    --------
Net Increase from
 Capital Share
 Transactions...........     1,664,979            --          --          --
                         =============  =============  ==========    ========
Disciplined Value:
Issued..................       453,677        864,902      87,340     693,442
In Lieu of Cash
 Distributions..........       665,758      1,059,033     166,689     184,082
Redeemed................    (1,515,465)    (1,843,756) (1,174,081)   (451,769)
                         -------------  -------------  ----------    --------
Net Increase (Decrease)
 from Capital Share
 Transactions...........      (396,030)        80,179    (920,052)    425,755
                         =============  =============  ==========    ========
Balanced:
Issued..................       550,428      3,362,757         --          --
In Lieu of Cash
 Distributions..........       199,341         77,165         --          --
Redeemed................      (759,563)      (155,637)        --          --
                         -------------  -------------  ----------    --------
Net Increase (Decrease)
 from Capital Share
 Transactions...........        (9,794)     3,284,285         --          --
                         =============  =============  ==========    ========
Limited Maturity Bond:
Issued..................     1,913,880        658,795         --          --
In Lieu of Cash
 Distributions..........       104,171        207,822         --          --
Redeemed................    (2,497,664)      (488,723)        --          --
                         -------------  -------------  ----------    --------
Net Increase (Decrease)
 from Capital Share
 Transactions...........      (479,613)       377,894         --          --
                         =============  =============  ==========    ========
Money Market:
Issued..................   352,955,345    930,565,909         --          --
In Lieu of Cash
 Distributions..........     1,007,507      2,401,839         --          --
Redeemed................  (399,997,307)  (934,322,392)        --          --
                         -------------  -------------  ----------    --------
Net Decrease from
 Capital Share
 Transactions...........   (46,034,455)    (1,354,644)        --          --
                         =============  =============  ==========    ========

* The Small Cap Value Portfolio commenced operations on December 16, 1998.

UAM FUNDS                                                         DSI PORTFOLIOS
--------------------------------------------------------------------------------

Officers and Directors

Norton H. Reamer                        William H. Park
Director, President and Chairman        Vice President


John T. Bennett, Jr.                    Michael E. DeFao
Director                                Secretary


Nancy J. Dunn                           Gary L. French
Director                                Treasurer


Philip D. English                       Robert R. Flaherty
Director                                Assistant Treasurer


William A. Humenuk                      Michael J. Leary
Director                                Assistant Treasurer


James P. Pappas                         Michelle Azrialy
Director                                Assistant Secretary

Peter M. Whitman, Jr.
Director
--------------------------------------------------------------------------------

UAM Funds
P.O. Box 419081
Kansas City, MO 64141-6081
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Dewey Square Investors Corporation
One Financial Center - 24th floor
Boston, MA 02111

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110
                                          This report has been prepared for
                                          shareholders and may be distributed
                                          to others only if preceded or
                                          accompanied by a current prospectus.